EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sonus Networks, Inc. (the “Company”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on August 14, 2003 and as amended on the date hereof (the “Report”), the undersigned, Hassan M. Ahmed, Chief Executive Officer and Chairman of the Board of Directors of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hassan M. Ahmed
Hassan M. Ahmed
Date: June 10, 2005	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)